Conference Call And Webcast

SYSTEMS

Discussion of Fourth-Quarter and Full-Year 2008 Results

March 5, 2008

Redefining **High** Definition

Participants
☐ Chanda Hughes
 Coordinator, Investor Relations
☐ Abe Reichental
 President & Chief Executive Officer
☐ Damon Gregoire
 Vice President & Chief Financial Officer
☐ Bob Grace
 Vice President & General Counsel

Welcome Webcast Viewers
☐ To listen to the conference via phone and to ask
      questions during our Q&A session, please dial:
 ■ 1-888-336-3485 in the United States
 ■ 1-706-634-0653 from outside the United States
 ■ Confirmation Code: 85493285

Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms “believes,” “belief,”
“estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.
Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings
“Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

3D SYSTEMS

Abe Reichental
President & CEO

Redefining **High** Definition

Operating Results

[redacted]

3D SYSTEMS

Redefining **High** Definition

Fourth-Quarter 2008 Operating Results
($ Millions except per share amounts)
Operating Results	Fourth Quarter		% Change
	2008	2007	YR - YR
Revenue	$34.9	$44.9	(22%)
Gross Profit	$15.4	$18.1	(15%)
% of Revenue	44%	40%
Operating Expenses	$13.9	$16.7	(17%)
% of Revenue	40%	37%
Net Income	$1.8	$1.4	37%
Depreciation & Amortization	$1.7	$1.5	13%
% of Revenue	5%	3%
Fully Diluted Income Per Share	$0.08	$0.06	33%
   Fully diluted income per share included the following items:
 1. Benefit of a favorable foreign tax settlement amounting to $0.05
 2. Net adverse impact of ($0.02) from February 25, 2009 action on Japanese bad debt
 3. Gain from sale of Grand Junction facility was not recognized in 4Q08 or FY 2008 and was deferred to future periods

Full-Year 2008 Operating Results
($ Millions except per share amounts)
Operating Results	Full Year		% Change
	2008	2007	YR - YR
Revenue	$138.9	$156.5	(11%)
Gross Profit	$56.0	$63.5	(12%)
% of Revenue	40%	41%
Operating Expenses	$61.1	$68.6	(11%)
% of Revenue	44%	44%
Net Loss	($6.2)	($6.7)	(9%)
Depreciation & Amortization	$6.7	$7.0	(4%)
% of Revenue	5%	4%
Fully Diluted Loss Per Share	($0.28)	($0.33)	(15%)
   Fully diluted income per share included the following items:
 1. Benefit of a favorable foreign tax settlement amounting to $0.05
 2. Net adverse impact of ($0.02) from February 25, 2009 action on Japanese bad debt
 3. Gain from sale of Grand Junction facility was not recognized in 4Q08 or FY 2008 and was deferred to future periods

☐ Revenue shortfall of $11 million
 ■ 2008 was a difficult year for most companies, including 3D Systems
 ■ The second half of the year was particularly tough for us across all three geographic regions
 ■ There was good customer interest in our products. However, global economic weakness caused significant delays in our customers' decision-making processes as they reviewed their capital equipment needs
 ■ Sales of our Direct Rapid Manufacturing Systems and Materials declined as our
               Automotive, Aerospace and Consumer Electronics users and their first-tier service providers deferred capital investments
 ■ 3-D Printer sales up 64% over the comparable 2007 quarter; half of our year-end backlog of $1.4 million was attributable to 3-D Printers
Factors Shaping 4Q08 Results: Revenue
For more details please read our Full-Year 2008
Earnings Release and Form 10-K.

Factors Shaping 4Q08 Results: Gross Profit & Cash
☐ Gross profit margin:
 ■ Gross profit declined by 15% to $15.4 million for the fourth-quarter 2008 from
               $18.1 million in the 2007 quarter primarily due to lower revenue.
 ■ Gross profit margin increased to 44%, up almost 400 basis points year-over-year and up more than 500 basis points sequentially, reflecting success of various gross profit margin improvement initiatives.
☐ Cash improvements:
 ■ Continued lower operating expenses and ongoing improvements in our gross profit margins.
 ■ Improved year-end cash position to over $22.2 million, reflecting in part our efforts to conserve cash by reducing cost of sales and our operating expenses and by our continued efforts to improve our working capital management.

☐ Notwithstanding flat total materials’ sales for the year, integrated materials’ revenue increased by 31% sequentially since the first quarter of 2008.
☐ Integrated Materials grew to 28% of total materials for the fourth-quarter 2008, revenue representing an over 600 basis point gain from the first-quarter 2008.
☐ Nevertheless, as the fourth quarter came to an end, we started to see a decline in our overall materials’ revenue driven by recessionary conditions that reflect a decline in demand for parts made on our Direct Rapid Manufacturing Systems.
Our business model is built around significant recurring revenue components that have begun to generate improved
contribution margins.
Integrated Materials Update
($ Millions )
Q1 to Q4
Q4
Q3
Q2
Q1
% Change
Total Materials' Sales
$14.8
16.3
$
16.2
$
14.9
$
Integrated Materials
$4.2
4.4
$
4.2
$
3.2
$
Integrated Materials % of Total Materials' Sales
28%
27%
26%
22%
 2008

Damon Gregoire
Vice President & CFO

Redefining **High** Definition

Financial Review

Millions
175
150
125
100
75
50
25
0
Services
Materials
Systems &
Other
Asia Pacific
Europe
North America

Redefining High Definition

Full-Year 2008 Revenue Mix By Category and Region
2008
2007
2008
2007
30%
45%
25%
$138.9
42%
44%
14%
$156.5
39%
45%
16%
$138.9
$156.5
23%
37%
40%

Fourth-Quarter 2008 Gross Profit Margin
($ Millions)
*Columns may not add due to rounding
☐ Items affecting gross profit margin in 4Q08:
 ■ Changes in product mix among the systems we sold during 4Q08
 ■ Contribution shortfall from decline in large-frame  systems’ sales
 ■ Absence of duplicate supply-chain costs associated with transfer of logistics’ activities to Rock Hill
 ■ Lower amortization of internally developed software costs
$ Millions
% Revenue
$ Millions
% Revenue
Yr-Yr%
Products
3.9
$
33%
2.6
$
15%
47%
Materials
9.4
$
64%
12.0
$
70%
(22%)
Services
2.1
$
26%
3.5
$
34%
(38%)
TOTAL
15.4
$
44%
18.1
$
40%
(15%)
2008
2007

Full-Year 2008 Gross Profit Margin
($ Millions)
*Columns may not add due to rounding
☐ Items affecting gross profit margin in Full-Year 2008:
 ■ Changes in product mix among the systems that we sold during 4Q08
 ■ Contribution shortfall from decline in large-frame systems’ sales
 ■ Costs associated with our initial planned build up of V-Flash® finished goods inventory
 ■ Duplicate supply-chain costs in the first three quarters of 2008 prior to the transfer of logistics’
                  activities to Rock Hill late in 3Q08
 ■ Higher amortization of internally developed software costs in the first three quarters of 2008, which were significantly reduced in the fourth-quarter 2008
$ Millions
% Revenue
$ Millions
% Revenue
Yr-Yr%
Products
8.4
$
20%
16.0
$
28%
(48%)
Materials
39.3
$
63%
38.5
$
62%
2%
Services
8.3
$
24%
9.0
$
25%
(7%)
TOTAL
56.0
$
40%
63.5
$
41%
(12%)
2008
2007

*Columns may not add due to rounding
Expect 2009 SG&A to be in the range of $38-42 million
and R&D in the range of $10-12 million
2008
2007
Yr-Yr %
SG&A
9.8
$
12.5
$
(24%)
Reduced Bonus & Incentive Comp $0.9
Lower Sales Commissions $0.7
Reduced Consultants & Contractors $0.8
Lower Accounting Fees $0.3
Lower Occupancy Costs $0.5
Lower Travel & Discretionary Costs $0.6
Higher Legal Costs ($0.8)
Increased Allowance for Bad Debt ($0.3)
R&D
4.1
$
4.2
$
(2%)
Total Operating Costs
13.9
$
16.7
$
(17%)
Fourth-Quarter 2008 Operating Expenses
($ Millions)

*Columns may not add due to rounding
Expect 2009 SG&A to be in the range of $38-42 million
and R&D in the range of $10-12 million
2008
2007
Yr-Yr %
SG&A
45.9
$
54.2
$
(16%)
Bonus & Incentive Comp $2.3
Consultants and Contractors $3.5
Accounting Fees $1.2
Sales Commissions $1.0
Occupancy - Printing and Supplies $1.2
Travel & Discretionary Costs $0.4
Bad Debt Expense ($0.7)
Legal Costs ($0.6)
R&D
15.2
$
14.4
$
5%
Total Operating Costs
61.1
$
68.6
$
(11%)
Full-Year 2008 Operating Expenses
($ Millions)

Days
74
67
73
101
Days Sales Outstanding

Redefining **High** Definition

40
60
80
100
120
140
160
Days Inventory On Hand
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
68
64
131
100
68
78
93
65
116
90
63
121
102
70
Q4 2008
66
100
Working Capital Management

Inventory
($000’s)
Expect inventory to decrease to $19 million by the end
of June 2009 and to $17 million by December 2009
☐ Inventory increase from year-end 2007 resulted from inventory investments to support our expanding 3-D Printing and Direct Metal Systems’ portfolio.
☐ At December 31, 2008, inventories decreased by $2.9 million from September 30, 2008, reflecting progress in our efforts to reduce inventory.
Inventory as of 12/31/07
20,041
$
1Q 2008 Increase
4,377
$
2Q 2008 Increase
1,667
$
3Q 2008 Decrease
(2,171)
$
4Q 2008 Decrease
(2,896)
$
Inventory at 12/31/08
21,018
$

19

Full-Year 2008 Unrestricted Cash
($7.8)
$4.0
10
20
30
0
$22.2
$29.7
25
15
5
35
($2.8)
($1.0)
12/31/07
1Q 2008
3Q 2008
12/31/08
2Q 2008
4Q 2008
☐ During 4Q08, unrestricted cash increased $4.0 million due to improved cash management, cost reductions, and $1.1 million from the sale of our Grand Junction facility
☐ In January 2009, we used $3.1 million of restricted cash to pay off outstanding industrial development bonds
 ■ No other debt except for capital leases
☐ Other than operating accounts, all excess cash deposited in treasury funds

Progress Report

Looking Ahead: Revenue Generation Outlook
☐ Based on current economic conditions, we expect 2009 to be extremely challenging.
        It is possible that we will experience continued sales declines during this unprecedented global recession.
☐ In the absence of an historical year-end surge in systems’ revenue, we anticipate reduced integrated materials’ revenue growth in 2009.
☐ Softness in key industries we serve such as automotive, aerospace and consumer electronics may result in a continued decline of revenue from our Direct Rapid
        Manufacturing Systems during the next several quarters.
☐ Customer solvency issues may result in reduced recurring revenue as we balance potential collection risks against revenue opportunities.
☐ Service revenue growth and profitability may benefit from increased sales of iPro™
        and sPro™ conversion kits and sales of additional service agreements as more customers seek to prolong the useful life of their aging systems during a cash conservation period.

Looking Ahead: Revenue Generation Outlook
☐ We expect sales of our New Direct Rapid Manufacturing Systems to help condition an elongated capital spending cycle:
 ■ Aided by previously announced availability of the iPro™ XL and sPro™ Centers in March of this year
☐ We anticipate Dental Manufacturing Solutions to continue to grow during this period aided by:
 ■ Our commercial initiatives with 3M, Sirona and SensAble
 ■ Additional commercial alliances with other significant dental players
 ■ Formation of a dedicated business development unit to accelerate penetration into this vertical market
☐ We believe that sales of our new lineup of 3-D Printers will continue to grow as a result of:
 ■ Our new RealWax™ Printers gaining traction in the marketplace
 ■ Continued expansion of our reseller network
 ■ Previously announced plans to launch a larger-frame 3-D Printer, the ProJet™ 5000, by June of this year
 ■ Previously announced plans to commence commercial shipments of V-Flash® modelers, our sub-$10,000 Desktop 3-D Modeler, in April of this year

Looking Ahead: SG&A and R&D Outlook
☐ We expect to continue to reduce SG&A to a range of $38-42 million for full-year 2009
 ■ Inclusive of our anticipated higher legal expenses for 2009
☐ We expect to be able to reduce our R&D spending to a range of
        $10-12 million
 ■ Without slowing down the rate of planned new product introduction
☐ Should it become necessary as a result of further deterioration of the global economic conditions, we will take further actions to reduce operating expenses and conserve cash

Bottom Line
☐ Particularly during this challenging economic period, we remain committed to our long-term goal of improving our customers’ bottom line through economical
        Rapid Design and Manufacturing Solutions that help our customers reduce costs and accelerate their new products to market.
☐ Although we are feeling the impact of an unprecedented slowdown in manufacturing worldwide, we believe that our financial position and debt-free balance sheet is adequate to enable us to continue with our future plans.
☐ Even within the current elongated capital spending cycle, our new lineup of
        3-D Printers and Direct Rapid Manufacturing Centers and materials should help drive demand for our products during this uncertain economic period.
☐ Our business model is built around significant recurring revenue components that are beginning to generate improved contribution margins.

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 • Confirmation Code: 85493285
Question and Answer Session

A replay of this webcast will be
available approximately three hours
after the call on the 3D Systems
Investor Relations Web site,
www.3dsystems.com/ir.
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